Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act
I, Prakash A. Melwani, President of The Asia Tigers Fund, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 26, 2008	/s/ Prakash A. Melwani
Prakash A. Melwani, President
(principal executive officer)

I, Joseph Malangoni, Treasurer of The Asia Tigers Fund, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 26, 2008	/s/ Joseph Malangoni
Joseph Malangoni, Treasurer
(principal financial officer)